UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number)	22-0790350 (IRS Employer Identification Number)
430 East 29th Street, 14th Floor New York, NY 10016 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

Certain Litigation Relating to the Merger

As previously disclosed, on January 2, 2019, Celgene Corporation (“Celgene”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bristol-Myers Squibb Company (“BMS”) and Burgundy Merger Sub, Inc., a wholly owned subsidiary of BMS (“Merger Sub”), pursuant to which, among other things, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of BMS (the “Merger”).

A complaint styled as a putative class action captioned Elizabeth Landers, et al. v. Giovanni Caforio, et al., C.A. No. 2019-0125 was filed in the Court of Chancery of the State of Delaware on behalf of the BMS shareholders, naming members of the BMS board of directors as defendants. This complaint alleges that each of the members of BMS board of directors breached his or her fiduciary duties to BMS and its shareholders by failing to disclose material information about the Merger.

On April 4, 2019, BMS and the plaintiff entered into a memorandum of understanding (the “memorandum of understanding”) in which the plaintiff agreed to dismiss her claims with prejudice, and to dismiss claims asserted on behalf of the putative class without prejudice, in return for BMS’s agreement to make the supplemental disclosures set forth herein.

As of April 4, 2019, three complaints have been filed by Celgene stockholders seeking to enjoin the Merger, which named BMS and Merger Sub as defendants as well as Celgene and the members of its board of directors. Sam B. Gerold v. Celgene Corporation, et al., No. 1:19-cv-00233, Karen Sbriglio v. Celgene Corporation, et al., No. 1:19-cv-00277 and Bette Grayson v. Celgene Corporation, et al., No. 1:19-cv-00332 were filed in the United States District Court for the District of Delaware. As of April 4, 2019, eight complaints have been filed by Celgene stockholders seeking to enjoin the Merger, which do not name BMS and Merger Sub as defendants. Scott Rowinski v. Celgene Corporation, et al., No. 1:19-cv-00382 and LR Trust v. Celgene Corporation, et al., No. 1:19-cv-00459 were filed in the United States District Court for the District of Delaware. Robert Lowinger v. Celgene Corporation, et al., No. 2:19-cv-04752, Michael A. Bernstein v. Celgene Corporation, et al., No. 2:19-cv-04804 and Elaine Wang v. Celgene Corporation, et al., 2:19-cv-04865 and David Goldstein v. Celgene Corporation, et al., No. 2:19-cv-08087 were filed in the United States District Court for the District of New Jersey. Kristen Rogers v. Celgene Corporation, et al., No. 1:19-cv-01275 and Patricia Woods v. Celgene Corporation, et al., No. 1:19-cv-01597 were filed in the United States District Court for the Southern District of New York. The eleven federal complaints name as defendants Celgene and the members of its board of directors and seek to state claims under the federal securities laws in connection with either the joint proxy statement/prospectus filed by BMS on February 22, 2019 (the “Prospectus”) or the Definitive Proxy Statement on Schedule 14A filed by Celgene on February 22, 2019 (the “Definitive Proxy Statement”), alleging that the applicable document contains materially incomplete and misleading information.

The defendants believe that these actions are without merit, and that no further disclosure is required under applicable law. Nonetheless, to specifically moot the Landers plaintiff’s claims, to avoid the risk of the litigation delaying or adversely affecting the Merger and to minimize the expense of defending the Landers matter, the defendants are making supplemental disclosures (the “litigation-related supplemental disclosures”) related to the Merger, as set forth herein. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

The memorandum of understanding will not affect the amount of the merger consideration that Celgene’s stockholders are entitled to receive in the Merger.

The litigation-related supplemental disclosures contained below should be read in conjunction with the Prospectus, which is available on the Internet site maintained by the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, along with periodic reports and other information BMS files with the SEC. Nothing in the litigation-related supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the litigation-related supplemental disclosures set forth herein. To the extent that the information set forth herein differs from or updates information contained in the Prospectus, the information set forth herein shall supersede or supplement the information in the Prospectus. All page references are to pages in the Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Prospectus.

Supplemental Disclosures

The disclosure under the subsection captioned “Opinions of Bristol-Myers Squibb’s Financial Advisors” is hereby amended and supplemented by replacing the final paragraph on page 136 and the first paragraph on page 137 with the following:

“Under the terms of its engagement letter, Morgan Stanley provided the BMS Board with financial advisory services and a fairness opinion, described in this section and attached to this joint proxy statement/prospectus as Annex E, in connection with the merger, and Bristol-Myers Squibb has agreed to pay Morgan Stanley a fee for its services, $15 million of which was payable as of the time of the announcement of the merger and $67 million of which is payable if the merger is consummated. Bristol-Myers Squibb has also agreed to reimburse Morgan Stanley for certain of its expenses. In addition, Bristol-Myers Squibb has agreed to indemnify Morgan Stanley and its affiliates, their respective officers, directors, employees and agents, and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain losses, claims, damages and liabilities, including liabilities under the federal securities laws, related to or arising out of Morgan Stanley’s engagement. Morgan Stanley or one or more of its affiliates is also providing to Bristol-Myers Squibb a portion of the financing and liability management services required in connection with the merger. Bristol-Myers Squibb has agreed to pay Morgan Stanley approximately $100 million in the aggregate for such financing and liability management services. Morgan Stanley or one of its affiliates is also acting as a counterparty to Bristol-Myers Squibb for an interest rate swap option effected in connection with the merger, for which Bristol-Myers Squibb paid Morgan Stanley a fee of approximately $5.3 million. In addition, Morgan Stanley or one or more of its affiliates expects to act as a counterparty to Bristol-Myers Squibb for the accelerated share repurchase program previously announced by Bristol-Myers Squibb, which may be implemented following consummation of the merger, subject to market conditions and board approval. Under the terms of the proposed accelerated share repurchase program, Bristol-Myers Squibb would enter into one or more privately negotiated accelerated share repurchase transactions with Morgan Stanley or one of its affiliates and other financial institutions, as dealers.  Bristol-Myers Squibb has agreed to engage Morgan Stanley or one of its affiliates as a dealer in connection with a portion of any accelerated share repurchase conducted following the closing of the merger, but any accelerated share repurchase transaction remains subject to market conditions and board approval and the terms of Morgan Stanley’s engagement in connection with any accelerated share repurchase have not yet been determined.”

“In the two years prior to the date of its opinion, Morgan Stanley and its affiliates have provided financing services to Celgene and have received aggregate fees of approximately $1 to 5 million in connection with such services. In the two years prior to the date of its opinion, Morgan Stanley and its affiliates have provided financial advisory and financing services to Bristol-Myers Squibb and have received aggregate fees of approximately $5 to 10 million in connection with such services. Morgan Stanley and its affiliates may in the future also seek to provide other financial advisory, financing and capital markets services to Bristol-Myers Squibb, Celgene and their respective affiliates, and would expect to receive fees for the rendering of these services.”

The disclosure under the subsection captioned “Summary of Financial Analyses by Morgan Stanley, Dyal Co. and Evercore” is hereby amended and supplemented by replacing the second sentence of the second full paragraph on page 147 with the following:

“The Bristol-Myers Squibb financial advisors performed this analysis on the estimated unlevered free cash flows contained in the Bristol-Myers Squibb adjusted Celgene financial projections and the Bristol-Myers Squibb projected synergies, as defined and summarized in the sections entitled “—Certain Unaudited Prospective Financial Information—Bristol-Myers Squibb Adjusted Celgene Financial Projections” and “—Certain Unaudited Prospective Financial Information—Bristol-Myers Squibb Projected Synergies” beginning on pages 155 and 157, respectively, of this joint proxy statement/prospectus.”

The disclosure under the subsection captioned “Summary of Financial Analyses by Morgan Stanley, Dyal Co. and Evercore” is hereby amended and supplemented by replacing the third full paragraph on page 147 with the following:

“For the DCF analysis excluding the impact of the Bristol-Myers Squibb projected synergies, the Bristol-Myers Squibb financial advisors calculated a terminal value for Celgene as of December 31, 2028, by applying a range of perpetual growth rates of 0.5% to 2.0%, selected based on the Bristol-Myers Squibb financial advisors’ experience and professional judgment, taking into account, among other things, the Bristol-Myers Squibb adjusted Celgene financial projections and the Celgene product portfolio. The unlevered free cash flows from calendar years 2019 to 2028 and the terminal value were then discounted to present values using a range of discount rates of 7.5% to 9.0% (which the Bristol-Myers Squibb financial advisors derived based on Celgene’s assumed weighted average cost of capital utilizing a capital asset pricing model, which takes into account certain company-specific inputs, including a beta, as well as certain financial metrics from the United States financial markets generally), to calculate an implied aggregate value for Celgene. The Bristol-Myers Squibb financial advisors then adjusted the total implied aggregate value ranges by Celgene’s estimated net debt as of December 31, 2018 of $16.2 billion, as provided by Celgene’s management, including tax repatriation liability as of December 31, 2018 of $1.5 billion, representing the net present value of Celgene’s publicly disclosed tax repatriation liability, and divided the resulting implied total equity value ranges by Celgene’s fully diluted shares outstanding as provided by Celgene’s management. Based on the above-described analysis, the Bristol-Myers Squibb financial advisors derived a range of implied equity values per share of Celgene common stock of $95 to $136 (with a mid-point of $112) on a stand-alone basis, rounded to the nearest $1.”

The disclosure under the subsection captioned “Summary of Financial Analyses by Morgan Stanley, Dyal Co. and Evercore” is hereby amended and supplemented by replacing the second sentence of the fourth full paragraph on page 147 with the following:

“For this analysis, the Bristol-Myers Squibb financial advisors applied a mid-point perpetual growth rate of 1.25% (based on the Bristol-Myers Squibb financial advisors’ experience and professional judgment), and discounted net cash flows generated by the Bristol-Myers Squibb projected synergies to present value using a range of discount rates of 7.5% to 9.0% (which the Bristol-Myers Squibb financial advisors derived based on Celgene’s assumed weighted average cost of capital utilizing a capital asset pricing model).”

The disclosure under the subsection captioned “Summary of Financial Analyses by Morgan Stanley, Dyal Co. and Evercore” is hereby amended and supplemented by replacing the first sentence of the second paragraph on page 148 with the following:

“In order to better compare the equity analysts’ stock price targets with the merger consideration, based on their professional judgment and experience, the Bristol-Myers Squibb financial advisors discounted each analyst’s price target to present value by applying, for a one year discount period, an illustrative discount rate of 10.0%, which was selected by the Bristol-Myers Squibb financial advisors based on Celgene’s assumed mid-point cost of equity of 10.0%, derived utilizing a capital asset pricing model.”

The disclosure under the subsection captioned “Summary of Financial Analyses by Morgan Stanley, Dyal Co. and Evercore” is hereby amended and supplemented by replacing the second paragraph on page 150 with the following:

“The Bristol-Myers Squibb financial advisors calculated ranges of implied values per share of Bristol-Myers Squibb common stock based on estimates of future unlevered free cash flows for calendar years 2019 through 2023. The Bristol-Myers Squibb financial advisors performed this analysis on the estimated unlevered free cash flows contained in the Bristol-Myers Squibb financial projections, as defined and summarized in the section entitled “—Certain Unaudited Prospective Financial Information—Bristol-Myers Squibb Financial Projections” beginning on page 154 of this joint proxy statement/prospectus. The Bristol-Myers Squibb financial advisors then calculated a terminal value for Bristol-Myers Squibb as of December 31, 2023, by applying a range of perpetual growth rates of (1.0)% to 0.0%, selected based on the Bristol-Myers Squibb financial advisors’ experience and professional judgment, taking into account, among other things, the Bristol-Myers Squibb financial projections and the Bristol-Myers Squibb product portfolio. The unlevered free cash flows from calendar years 2019 to 2023 and the terminal value were then discounted to present values using a range of discount rates of 7.5% to 8.5% (which the Bristol-Myers Squibb financial advisors derived based on Bristol-Myers Squibb’s assumed weighted average cost of capital utilizing a capital asset pricing model, which takes into account certain company-specific inputs, including a beta, as well as certain financial metrics for the United States financial markets generally), to calculate an implied aggregate value for Bristol-Myers Squibb. The Bristol-Myers Squibb financial advisors then adjusted the total implied aggregate value ranges by Bristol-Myers Squibb’s estimated net debt as of December 31, 2018 of ($0.7) billion, as provided by Bristol-Myers Squibb’s management, including tax repatriation liability as of December 31, 2018 of $2.1 billion, representing the net present value of Bristol-Myers Squibb’s publicly disclosed tax repatriation liability, and divided the resulting implied total equity value ranges by Bristol-Myers Squibb’s fully diluted shares outstanding as provided by Bristol-Myers Squibb’s management. Based on the above-described analysis, the Bristol-Myers Squibb financial advisors derived a range of implied equity values per share of Bristol-Myers Squibb common stock of $64 to $79 (with a mid-point of $71), rounded to the nearest $1.”

The disclosure under the subsection captioned “Summary of Financial Analyses by Morgan Stanley, Dyal Co. and Evercore” is hereby amended and supplemented by replacing the first sentence of the penultimate paragraph on page 150 with the following:

“In order to better compare the equity analysts’ stock price targets with the Bristol-Myers Squibb share price, based on their professional judgment and experience, the Bristol-Myers Squibb financial advisors discounted each analyst’s price target to present value by applying, for a one year discount period, an illustrative discount rate of 8.5%, which was selected by the Bristol-Myers Squibb financial advisors based on Bristol-Myers Squibb’s assumed mid-point cost of equity of 8.5%, derived utilizing a capital asset pricing model.”

The disclosure under the subsection captioned “Summary of Financial Analyses by Morgan Stanley, Dyal Co. and Evercore” is hereby amended and supplemented by replacing the second sentence of the third paragraph on page 151 with the following:

“The pro forma DCF analysis reflected (i) the stand-alone DCF equity values derived for each of Bristol-Myers Squibb and Celgene, exclusive of the impact of the Bristol-Myers Squibb projected synergies, which in the aggregate ranged from $105 billion to $131 billion, in the case of Bristol-Myers Squibb, and $69 billion to $101 billion, in the case of Celgene, as further described above under “—Analyses Relating to Bristol-Myers Squibb-Discounted Cash Flow Analysis” and “—Analyses Relating to Celgene-Discounted Cash Flow Analysis,” respectively, plus (ii) the DCF value of the Bristol-Myers Squibb projected synergies, which in the aggregate ranged from $21 billion to $26 billion, as further described above under “—Analyses Relating to Bristol-Myers Squibb-Discounted Cash Flow Analysis,” minus (iii) the estimated $37 billion of cash consideration to be paid to Celgene stockholders at the completion of the merger and after-tax fees and expenses related to the transaction, minus (iv) the expected repurchase of $5 billion of Bristol-Myers Squibb common stock following completion of the merger, minus (v) the probability-adjusted net present value of the CVR of, in the aggregate, $2 billion.”

Important Information For Investors And Stockholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) and Celgene Corporation (“Celgene”), on February 1, 2019, Bristol-Myers Squibb filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended on February 1, 2019 and February 20, 2019, containing a joint proxy statement of Bristol-Myers Squibb and Celgene that also constitutes a prospectus of Bristol-Myers Squibb. The registration statement was declared effective by the SEC on February 22, 2019, and Bristol-Myers Squibb and Celgene commenced mailing the definitive joint proxy statement/prospectus to stockholders of Bristol-Myers Squibb and Celgene on or about February 22, 2019. INVESTORS AND SECURITY HOLDERS OF BRISTOL-MYERS SQUIBB AND CELGENE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Bristol-Myers Squibb or Celgene through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Bristol-Myers Squibb are available free of charge on Bristol-Myers Squibb’s internet website at http://www.bms.com under the tab, “Investors” and under the heading “Financial Reporting” and subheading “SEC Filings” or by contacting Bristol-Myers Squibb’s Investor Relations Department through https://www.bms.com/investors/investor-contacts.html.  Copies of the documents filed with the SEC by Celgene are available free of charge on Celgene’s internet website at http://www.celgene.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting Celgene’s Investor Relations Department at ir@celgene.com.

Certain Information Regarding Participants

Bristol-Myers Squibb, Celgene, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of Bristol-Myers Squibb is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 25, 2019, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 22, 2018, and its Current Report on Form 8-K, which was filed with the SEC on August 28, 2018.  Information about the directors and executive officers of Celgene is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 26, 2019, as amended on March 1, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive joint proxy statement/prospectus of Bristol-Myers Squibb and Celgene filed with the SEC and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Investor Relations at Bristol-Myers Squibb or Celgene as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology.  These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Bristol-Myers Squibb’s and Celgene’s control.

Statements in this communication regarding Bristol-Myers Squibb, Celgene and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Bristol-Myers Squibb’s and Celgene’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing for the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, expectations regarding cash flow generation, accretion to cash earnings per share, capital structure, debt repayment, and credit ratings following the closing of the proposed transaction, Bristol-Myers Squibb’s ability and intent to conduct a share repurchase program and declare future dividend payments, the combined company’s pipeline, intellectual property protection and R&D spend, the timing and probability of a payment pursuant to the contingent value right consideration, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Bristol-Myers Squibb’s and Celgene’s control. These factors include, among other things, effects of the continuing implementation of governmental laws and regulations related to Medicare, Medicaid, Medicaid managed care organizations and entities under the Public Health Service 340B program, pharmaceutical rebates and reimbursement, market factors, competitive product development and approvals, pricing controls and pressures (including changes in rules and practices of managed care groups and institutional and governmental purchasers), economic conditions such as interest rate and currency exchange rate fluctuations, judicial decisions, claims and concerns that may arise regarding the safety and efficacy of in-line products and product candidates, changes to wholesaler inventory levels, variability in data provided by third parties, changes in, and interpretation of, governmental regulations and legislation affecting domestic or foreign operations, including tax obligations, changes to business or tax planning strategies, difficulties and delays in product development, manufacturing or sales including any potential future recalls, patent positions and the ultimate outcome of any litigation matter. These factors also include the combined company’s ability to execute successfully its strategic plans, including its business development strategy, the expiration of patents or data protection on certain products, including assumptions about the combined company’s ability to retain patent exclusivity of certain products, the impact and result of governmental investigations, the combined company’s ability to obtain necessary regulatory approvals or obtaining these without delay, the risk that the combined company’s products prove to be commercially successful or that contractual milestones will be achieved. Similarly, there are uncertainties relating to a number of other important factors, including: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; the ability to enroll patients in planned clinical trials; unplanned cash requirements and expenditures; competitive factors; the ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates; the ability to maintain key collaborations; and general economic and market conditions. Additional information concerning these risks, uncertainties and assumptions can be found in Bristol-Myers Squibb’s and Celgene’s respective filings with the SEC, including the risk factors discussed in Bristol-Myers Squibb’s and Celgene’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC.

It should also be noted that projected financial information for the combined businesses of Bristol-Myers Squibb and Celgene is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Bristol-Myers Squibb or Celgene. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the proposed acquisition; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the proposed acquisition; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Bristol-Myers Squibb or Celgene. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or Bristol-Myers Squibb or Celgene, Bristol-Myers Squibb’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction.

You are cautioned not to rely on Bristol-Myers Squibb’s and Celgene’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. You also should understand that it is not possible to predict or identify all such factors and that this list should not be considered a complete statement of all potential risks and uncertainties. Investors also should realize that if underlying assumptions prove inaccurate or if unknown risks or uncertainties materialize, actual results could vary materially from Bristol-Myers Squibb’s or Celgene’s projections. Except as otherwise required by law, neither Bristol-Myers Squibb nor Celgene is under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements included in this communication or elsewhere, whether written or oral, that may be made from time to time relating to any of the matters discussed in this communication, whether as a result of new information, future events or otherwise, as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: April 4, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary